UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


   Filed by the Registrant     [X]
   Filed by a Party other than the Registrant     [_]

   Check the appropriate box:
    [_]  Preliminary Proxy Statement
    [_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [_]  Definitive Additional Materials
    [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FRANKLIN ELECTRIC CO., INC.
              (Name of Registrant as Specified in its Charter)

             ___________________________________________________
                 (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (check the appropriate box):

   [X]  No fee required.
   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction
             applies:
             ___________________________________________________________

        2)   Aggregate number of securities to which transaction applies:
             ___________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
             ___________________________________________________________

        4)   Proposed maximum aggregate value of transaction:
             ___________________________________________________________

        5)   Total fee paid:
             ___________________________________________________________

   [_]  Fee paid previously with preliminary materials.





   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:  ____________________________

        2)   Form, Schedule or Registration Statement No.:  ______

        3)   Filing Party:  ______________________________________

        4)   Date Filed:  ________________________________________


   This Amendment files the Form of Proxy accompanying the Proxy
   Statement originally filed and the Notice of Internet Availability of Proxy Materials.













              IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:

        The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com










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                         FRANKLIN ELECTRIC CO., INC.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                       ANNUAL MEETING OF SHAREHOLDERS
                               May 2nd, 2008


        The undersigned hereby appoints R. Scott Trumbull and Thomas
        J. Strupp, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Franklin Electric Co., Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 am, Eastern on May 2, 2008, at 120 W. Jefferson Blvd., Ft. Wayne, Indiana, and any adjournment or postponement thereof.

           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS
        DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSAL 2.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                     USING THE ENCLOSED REPLY ENVELOPE


                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE





     [FRANKLIN ELECTRIC LOGO]                              VOTE BY INTERNET - WWW.PROXYVOTE.COM
     FRANKLIN ELECTRIC CO., INC.                                              -----------------
     400 E SPRING ST.                                      Use the Internet to transmit your voting instructions and for
     BLUFFTON, IN 46714                                    electronic delivery of information up until 11:59 P.M. Eastern
                                                           Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                                           ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
                                                           If you would like to reduce the costs incurred by Franklin
                                                           Electric Co., Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and
                                                           annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

                                                           VOTE BY PHONE - 1-800-690-6903
                                                           Use any touch-tone telephone to transmit your voting
                                                           instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                                           VOTE BY MAIL
                                                           Mark, sign and date your proxy card and return it in the
                                                           postage-paid envelope we have provided or return it to Franklin
                                                           Electric Co., Inc., c/o Broadridge, 51 Mercedes Way, Edgewood,
                                                           NY 11717.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     FRANK1                KEEP THIS PORTION FOR YOUR RECORDS
     ------------------------------------------------------------------------------------------------------------------------
                                                                                          DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


     FRANKLIN ELECTRIC CO., INC.                    FOR    WITHHOLD   FOR ALL   To withhold authority to
                                                    ALL      ALL      EXCEPT    vote for any individual
     THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS                                 nominee(s), mark "For All
     1 AND 2                                                                    Except" and write the
     VOTE ON DIRECTORS                              [_]      [_]        [_]     number(s) of the
     1.  To elect as Directors of Franklin                                      nominee(s) on the line
         Electric Co., Inc. the nominees                                        below.
         listed below.                                                          _______________________
         NOMINEES:
         01)  David T. Brown
         02)  David A. Roberts
         03)  Howard B. Witt

     VOTE ON PROPOSAL                                                                                   FOR  AGAINST  ABSTAIN
     2.  Proposal to ratify the appointment of Deloitte & Touche, LLP as independent                    [_]    [_]      [_]
         registered public accounting firm for the 2008 Fiscal year.





     3.  In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.







     The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted "FOR"
     items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.


     Please indicate if you plan to attend this   YES     NO
     meeting.                                     [_]     [_]




     **************************************************      **********************************************
     *                                                *      *                                            *
     *                                                *      *                                            *
     *________________________________________________*      *____________________________________________*
     Signature [PLEASE SIGN WITHIN BOX]     DATE             Signature (Joint Owners)           Date






   IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 5/2/08.

   THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE
   ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

   THE NOTICE & PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM

   To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com
          -----------------

   ======================================================================

   IF YOU WANT TO RECEIVE A PAPER OR E-MAIL COPY OF THE ABOVE LISTED DOCUMENTS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR
   REQUESTING A COPY. PLEASE MAKE YOUR REQUEST FOR A COPY AS INSTRUCTED BELOW ON OR BEFORE 4/14/08 TO FACILITATE TIMELY DELIVERY.

   To request material:  INTERNET: www.proxyvote.com
                                   -----------------
   TELEPHONE: 1-800-579-1639  **EMAIL: sendmaterial@proxyvote.com

   **If requesting material by e-mail please send a blank e-mail with the 12-DIGIT CONTROL# (LOCATED ON THE FOLLOWING PAGE) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

                                      FRANKLIN ELECTRIC CO., INC.

                  [Image of Person]   VOTE IN PERSON
                                      Many shareholder meetings have
                                      attendance requirements including,
                                      but not limited to, the possession
                                      of an attendance ticket issued by
                                      the entity holding the meeting.
                                      Please check the meeting materials
                                      for any special requirements for
                                      meeting attendance.  At the Meeting
                                      you will need to request a ballot
                                      to vote these shares.
   FRANKLIN ELECTRIC CO., INC.
   400 E. SPRING ST.
   BUFFINGTON, IND 46714

   R1FRK1

                  [Image of Computer] VOTE BY INTERNET
                                      To vote NOW by Internet, go to
                                      WWW.PROXYVOTE.COM.  Use the







                                      Internet to transmit your voting
                                      instructions and for electronic
                                      delivery of information up until
                                      11:59 P.M. Eastern Time the day
                                      before the cut-off date or meeting
                                      date.  Have your notice in hand
                                      when you access the web site and
                                      follow the instructions.








   MEETING LOCATION

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   The 2008 Annual Meeting of Shareholders of Franklin Electric Co., Inc. will be held on

        May 2, 2008 at 9:00 a.m. EDT at:   The Grand Wayne Center
                                           Room: Jefferson A
                                           120 W. Jefferson Blvd.
                                           Ft. Wayne, IN 46825

   The Board of Directors has fixed the close of business on February 29, 2008 for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting of Shareholders or any adjournment(s) thereof.

   ----------------------------------------------------------------------

   MEETING DIRECTIONS


   FOR DIRECTIONS TO THE ANNUAL MEETING, PLEASE CALL:  260-824-2900

   ======================================================================








   VOTING ITEMS

   THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

   1. To elect as Directors of Franklin Electric Co., Inc. the nominees listed below.

        NOMINEES:
        01) David T. Brown
        02) David A. Roberts
        03) Howard B. Witt

   2. Ratify the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the 2008 fiscal year.

   3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.


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